Exhibit 99.1

Overseas Shipholding Group Announces the Continuation of Exploring Strategic Alternatives

Tampa, FL – September 9, 2021 - Overseas Shipholding Group, Inc. (the “Company” or “OSG”) (NYSE: OSG), a public company focused on providing energy transportation services for crude oil and petroleum products primarily in the U.S. Jones Act market, announced today that the strategic process to explore, review and evaluate a range of strategic alternatives available to the Company to enhance shareholder value that OSG’s Board of Directors had previously commenced, is continuing.

As noted in its previous announcement, the Company’s Board of Directors has not set a timetable for the strategic process, nor has it made any decisions related to strategic alternatives. There can be no assurance that the exploration of strategic alternatives will result in a sale of the Company, or in any other strategic change or outcome. The Company’s current intention is not to disclose developments with respect to the strategic process unless and until the Board has approved a specific course of action, on the recommendation of the special transaction committee, or otherwise determines that disclosure is necessary or appropriate.

About Overseas Shipholding Group, Inc.

Overseas Shipholding Group, Inc. (NYSE: OSG) is a publicly traded company providing energy transportation services for crude oil and petroleum products in the U.S. Flag markets. OSG is a major operator of tankers and ATBs in the Jones Act industry. OSG’s 22 vessel U.S. Flag fleet consists of three crude oil tankers doing business in Alaska, two conventional ATBs, two lightering ATBs, three shuttle tankers, ten MR tankers, and two non-Jones Act MR tankers that participate in the U.S. Maritime Security Program. OSG also currently owns and operates one Marshall Islands flagged MR tanker which trades internationally.

OSG is committed to setting high standards of excellence for its quality, safety and environmental programs. OSG is recognized as one of the world’s most customer-focused marine transportation companies and is headquartered in Tampa, FL. More information is available at www.osg.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts should be considered forward-looking statements. Words such as “may”, “will”, “should”, “would”, “could”, “appears”, “believe”, “intends”, “expects”, “estimates”, “targeted”, “plans”, “anticipates”, “goal”, and similar expressions are intended to identify forward-looking statements but should not be considered as the only means by which these statements may be made. Such forward-looking statements represent the Company’s reasonable expectations with respect to future events or circumstances based on various factors and are subject to various risks, uncertainties, and assumptions relating to the Company’s operations, financial results, financial condition, business, prospects, growth strategy and liquidity. Accordingly, there are or will be important factors, many of which are beyond the control of the Company, that could cause the Company’s actual results or outcomes, or the timing of certain events, to differ materially from the expectations expressed or implied in these statements, including as a result of the uncertainty associated with being able to identify, evaluate and complete any strategic transaction or alternative, the impact of the announcement of the special transaction committee’s review of strategic alternatives, as well as any strategic transaction or alternative that may be pursued, on the Company’s business, including its financial and operating results and its employees. Undue reliance should not be placed on any forward-looking statements and, when reviewing any forward-looking statements, consideration should be given to factors including, but not limited to, those factors discussed in the Company’s Annual Report on Form 10-K, filed with the SEC on April 1, 2021, and those factors discussed in the Company’s Quarterly Report on Form 10-Q, filed with the SEC on May 7, 2021. Investors should carefully consider these risk factors and the additional risk factors outlined in other reports hereafter filed by the Company with the SEC under the caption “Risk Factors.” The Company assumes no obligation to update or revise any forward-looking statements except as may be required by law. Forward-looking statements in this press release and written and oral forward-looking statements attributable to the Company or its representatives after the date of this press release are qualified in their entirety by the cautionary statement contained in this paragraph and in other reports hereafter filed by the Company with the SEC.

Investor Relations & Media Contact:

Susan Allan, Overseas Shipholding Group, Inc.

(813) 209-0620

sallan@osg.com